EXHIBIT 21.1

LIST OF SUBSIDIARIES:

1725758 ONTARIO INC. d/b/a THE OPTICAL GROUP
COMBINE BUYING GROUP, INC.
EMERGING BUSINESS BROKERAGE, INC.
EMERGING VISION KING OF PRUSSIA, INC.
EMERGING VISION USA, INC.
EV ACQUISITION, INC.
EV CONTACTS, INC.
INSIGHT IPA OF NEW YORK, INC.
OG ACQUISITION, INC.
OPTI-CAPITAL, INC.
SINGER SPECS OF WESTMORELAND, INC.
SINGER SPECS, INC.
SITE FOR SORE EYES ADVERTISING, INC.
STERLING OPTICAL OF BAYSHORE, INC.
STERLING OPTICAL OF CHAUTAUQUA, INC.
STERLING OPTICAL OF COLLEGE POINT, INC.
STERLING OPTICAL OF COMMACK, INC.
STERLING OPTICAL OF CP, INC.
STERLING OPTICAL OF CROSSGATES MALL, INC.
STERLING OPTICAL OF GRAND FORKS, INC.
STERLING OPTICAL OF HUNTINGTON, INC.
STERLING OPTICAL OF IVERSON, INC.
STERLING OPTICAL OF JEFFERSON VALLEY, INC.
STERLING OPTICAL OF LAVALE, INC.
STERLING OPTICAL OF NEWBURGH, INC.
STERLING OPTICAL OF ROCKAWAY, INC.
STERLING OPTICAL OF WARMINSTER, INC.
STERLING OPTICAL OF WAYNE, INC.
STERLING OPTICAL OF WEST HEMPSTEAD, INC.
STERLING OPTICAL OF WESTMORELAND, INC.
STERLING OPTICAL OF W.P ROAD, INC.
STERLING U.S.A, INC.
STERLING VISION ADVERTISING, INC.
STERLING VISION BOS, INC.
STERLING VISION DKM, INC.
STERLING VISION OF 794 LEXINGTON, INC.
STERLING VISION OF AVIATION MALL, INC.
STERLING VISION OF ANNAPOLIS, INC.
STERLING VISION OF ARNOT MALL, INC.
STERLING VISION OF BEAVER DAM, INC.
STERLING VISION OF BLASDELL, INC.
STERLING VISION OF BROOKFIELD SQUARE, INC.
STERLING VISION OF CALIFORNIA, INC.
STERLING VISION OF CAMBRIDGE SQUARE, INC.
STERLING VISION OF CAMP HILL, INC.
STERLING VISION OF CLIFTON PARK, INC.
STERLING VISION OF COLUMBIA MALL, INC.
STERLING VISION OF DELAFIELD, INC.
STERLING VISION OF DULLES, INC.
STERLING VISION OF EAST ROCKAWAY, INC.
STERLING VISION OF FAIR OAKS, INC.
STERLING VISION OF FULTON ST., INC.
STERLING VISION OF GREEN ACRES, INC.
STERLING VISION OF HAGERSTOWN, INC.
STERLING VISION OF HEMPSTEAD, INC.
STERLING VISION OF IRONDEQUOIT, INC.
STERLING VISION OF ISLANDIA, INC.
STERLING VISION OF JOHNSON CITY, INC.
STERLING VISION OF KENOSHA, INC.
STERLING VISION OF M STREET, INC.
STERLING VISION OF MENLO PARK, INC.
STERLING VISION OF MONTGOMERY MALL, INC.
STERLING VISION OF MYRTLE AVE., INC.
STERLING VISION OF NANUET, INC.
STERLING VISION OF NEWPARK, INC.
STERLING VISION OF OLEAN, INC.
STERLING VISION OF ONTARIO MILLS, INC.
STERLING VISION OF OWINGS MILLS, INC.
STERLING VISION OF PARAMUS, INC.
STERLING VISION OF POTOMAC MILLS, INC.
STERLING VISION OF SOUTHTOWNE PLAZA, INC.
STERLING VISION OF SPOTSYLVANIA, INC.
STERLING VISION OF STATEN ISLAND, INC.
STERLING VISION OF WESTMINSTER, INC.
VISIONCARE OF CALIFORNIA, INC.
VISION OPTICAL CO.